Short-term notes payable	12 Months Ended
Dec. 31, 2015
Short-term notes payable [Abstract]
Short-term notes payable

7. Debt:

Short-term notes payable:

In September 2015, the Company issued a demand note for an aggregate amount of $250 to an affiliate of the Company. This note bears interest at the rate of 10% per annum and both the principal and interest accrued are payable on demand.

In November and December 2015, the Company entered into unsecured convertible promissory note purchase agreements with investors and affiliates of the Company aggregating $1,018 in cash. Under the terms of the note purchase agreements, in November 2015, the Company issued, in exchange for a demand note, an unsecured convertible promissory note in the principal amount of $250 to an affiliate of the Company.

The principal amount of the unsecured convertible promissory notes issued in connection with the Company's unsecured debt financing in November and December 2015 bear interest at a rate of 24% per year, are due on August 25, 2016 and are convertible into shares of our Common Stock at the holder's option (i) prior to maturity, in the event the Company consummates an SEC registered public offering of shares of common stock, at a conversion price that is 30% less than the price to the public of the common stock in the public offering, or (ii) up to 60 days after maturity, at a conversion price based upon a Company pre-money valuation of $5,000,000, as determined by taking into account the outstanding shares of common stock and preferred stock, on an as-converted basis, on the maturity date of the note; provided, that following such conversion after the maturity date, each holder that converted such note will also receive cash payments, payable from 1.5% for each $100,000 of notes converted of the revenue received by the Company from its European customer to be paid quarterly on a pro rata basis, with any and all other holders who converted their notes; provided, further, however, that the total amount of cash payments that the holder will be entitled to receive will not exceed three times the aggregate principal amount of each holder's note.

Line of Credit:

On May 6, 2014, the Company entered into a Credit Agreement with Venture Champion Asia Limited, an affiliate of ICG Global Limited (the "Lender").Under the terms of the Credit Agreement, for a period of 18 months, the Company was permitted to borrow up to $2,000 in unsecured indebtedness from the Lender. In connection with the Company's entry into the Credit Agreement, the Company issued to the Lender warrants to purchase 9 shares of Common Stock and issued to a third party 1 warrant for assisting in the closing of the Credit Agreement. The warrants had a three-year life and an exercise price of $35 per share. The Company ascribed a value to the warrants of $258 using the Black Scholes Merton Pricing Model that was charged to interest expense during the three-month period ended June 30, 2014. The Company concluded it did not have the intent nor the need to draw funds under the line during the term of the agreement.

On February 23, 2015, the Company and the Lender mutually agreed to terminate the Credit Agreement. At the time of the termination of the Credit Agreement, no amount was owed by the Company under the Credit Agreement, and contemporaneously with the termination of the Credit Agreement, the above mentioned warrants were likewise terminated.